May 3 2011
Investor Presentation
May 2011
www.3dsystems.com NASDAQ:TDSC

Company Confidential

Forward Looking Statements
This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as ''may,'' ''will,'' ''should,'' “hope,'' "expects,'' ''intends,'' ''plans,'' ''anticipates,''
"contemplates," ''believes,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-
looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-
looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System’s actual results could differ materially from those stated or implied in forward-
looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 17, 2011. These are available at www.SEC.gov.

Company Confidential

Profile

Company Confidential

Balanced Revenue Composition… 2010 FY

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Leading Provider of 3D Content-to-Print Solutions

Company Confidential

Global Reach with Local Presence
United States
- Rock Hill, SC
- Atlanta, GA
- Goodland, IN
- Lawrenceburg, TN
- Seattle, WA
- Syracuse, NY
- Valencia, CA
- Vernon Hills, IL
Europe
- England
- France
- Germany
- Italy
- Switzerland
Asia-Pacific
- China
- Hong Kong
- Japan
- Singapore

Company Confidential

Compelling Business Model
Printer Consumables

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Leadership Through Technology
Professional 3D Printers:
MJM, SLA®
Price: $1,300 - $9,900
Personal 3D Printers:
FTI, PJP
Price: $49,000 - $199,000
Production 3D Printers:
SLA®, SLS®, SLM
Price: $250,000 - $950,000

Company Confidential

High-Performance Integrated Print Materials
❑ High-definition materials for
 concept models and functional
 prototypes
❑ Accurate durable materials for
 rapid prototyping and
 manufacturing of end-use
 parts
❑ Engineered plastic materials
 and composites that are tough
 and stable for demanding end-
 use environments
❑ Fully dense metals and alloys
 for rapid tools and real parts

Company Confidential

Expanding Range of End-Use Applications

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First Mover Advantage… Diverse Customer Base

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Clear Competitive Advantage

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Marketplace Convergence Drives Opportunities
Source: 3D Systems

Company Confidential

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Results From Growth Initiatives: Custom Parts Services
Access to end
users
Build scale and
presence
Consolidate
channel
Shape brand
experience
Quickparts®
3Dproparts™
Exited 2010 with
$18.3 M of annual
customer parts services
revenue
Acquired Quickparts®
(Feb 2011) with 2010
revenue of $25.2 M
Generated $10.3 M
customer parts services
revenue in Q1 2011
Improved gross profit
margin sequentially:
• 26% Q4, 2010
• 39% Q1, 2011

Company Confidential

Results From Growth Initiatives: 3D Printers
Record 2010 printer revenue of $54.7
million and 79% growth over prior year
Record Q1 2011 printer revenue of $13.5
million and 54% growth over Q1 2010

Company Confidential

Results From Growth Initiatives: Healthcare Solutions
ITE hearing aids
Dental restorations
Orthodontic aligners
Orthopedic implants
Prosthetics
Trauma procedures

Company Confidential

Full Year 2010
2010
2010
79%
Across-The-Board Revenue Growth
$ in millions
38%
46%
16%
$ 30.5
$ 54.7
$ 32.0
$ 46.8
$ 50.3
$ 58.4
$ 15.7
$ 21.6
2010

Company Confidential

Shareholder Value
Acquisitions Track Record
2011
Quickparts
National RP Support
ATI
Sycode
Print3D
2010
Provel
Bits From Bytes
Express Pattern
CEP
Protometal
Design Prototyping Technologies
Moeller Design & Development
2009
AdvaTech Manufacturing
Acu-Cast Technologies
Desktop Factory

Company Confidential

Experienced Management Team
Bob Grace
GC&S
Damon Gregoire
CFO
Abe Reichental
CEO
Chuck Hull
CTO
Kevin McAlea
Sales
Cathy Lewis
Marketing

May 3 2011
Financial Overview
www.3dsystems.com NASDAQ:TDSC

Company Confidential

Revenue Categories
Geography
First Quarter Revenue by Category & Geography
Asia Pacific
2010
2010
2011
2011

Company Confidential

First Quarter 2011
2010
2010
54%
Across-The-Board Revenue Growth
$ in millions
52%
103%
15%
$ 8.8
$ 13.5
$ 9.2
$ 18.8
$ 13.6
$ 15.6
$ 4.1
$ 6.2
2010

Company Confidential

First Quarter

Drivers	2011	2010	% Change Favorable/(Unfavorable)
Revenue	$ 47.9	$ 31.6	51%
Gross Profit	$ 23.2	$ 14.3	62%
% of Revenue	48%	45%
Operating Expenses	$15.8	$11.7	(35%)
% of Revenue	33%	37%
Net Income	$6.8	$2.0	238%
% of Revenue	14%	6%
Depreciation & Amortization	$2.4	$1.5	(60%)
% of Revenue	5%	5%
Diluted Earnings Per Share	$0.28	$0.09	211%
$ in millions, except earnings per share
-Percents are rounded to nearest whole number
First Quarter 2011 Operating Results

Company Confidential

Printer Razor and Blade Profile
(1) Model assumes net annual material revenue of $12,000 per printer from a mix of all printers. Model illustrates cumulative revenue growth of adding 100 new printers/year for five years. This target model is not intended to constitute financial global guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.
Personal & Professional Printer Revenue Model (1)
Commentary
❑ Our “razor and blades” business model
 centers on sustainable profitable growth
 from consumables
❑ Recurring revenue drives sustainability and
 profitability
❑ We expect higher margin integrated print
 materials revenue to drive further margin
 expansion and reduce seasonality as our
 installed base grows over time
❑ Our personal and professional printers
 consume an average of $12,000 of materials
 annually (excluding BfB™ printers)

Company Confidential

First Quarter

Category	2011		2010		Yr-Yr%
	$ Millions	Gross Profit Margin	$ Millions	Gross Profit Margin	$	Margin
Printers	$5.5	41%	$ 3.1	36%	75%	13%
Materials	$9.9	63%	$ 8.3	61%	20%	5%
Services(1)	$7.8	42%	$ 2.9	32%	167%	31%
Total	$23.2	48%	$ 14.3	45%	62%	7%
Gross Profit and Margin Trend

Company Confidential

Expected Margin Expansion Path
Long-Term Target

Company Confidential

First Quarter

Category	2011	2010	% Change Favorable (Unfavorable)
Selling, general & administrative	$13.0	$ 9.2	(42%)
Research and development	$2.8	$ 2.5	(13%)
Total Operating Expenses	$15.8	$ 11.7	(35%)
% of Revenue	33%	37%	11%
• Total operating expenses increased primarily due to:
 • Higher commissions from increased revenue
 • Cost from additional acquisitions made during the quarter
 • Legal expenses of $1.7 million primarily due to litigation concentration and timing
• Selling, general & administrative expenses decreased to 27% of revenue for the quarter from 29% in the first quarter of 2010
• Research & development expenses decreased to 6% of revenue in 2011 from 8% of revenue in the 2010 quarter
($ in millions)
First Quarter Operating Expenses

Company Confidential

Operating Leverage Expected To Continue
$ in millions

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Factors Affecting Earnings Per Share

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Favorable EPS Trend
Revenue and margin expansion, coupled with operating cost containment and optimization resulted in an improved bottom line and stronger balance sheet
EPS Improvement over Prior Year's Quarter

Q1 2009	$0.08
Q2 2009	$0.09
Q3 2009	$0.08
Q4 2009	$0.08
Q1 2010	$0.18
Q2 2010	$0.18
Q3 2010	$0.19
Q4 2010	$0.24
Q1 2011	$0.19

Company Confidential

	March 31, 2011	December 31, 2010	% Change Favorable (Unfavorable)
Cash	$70.8	$ 37.3	90%
Inventory	$ 26.6	$23.8	(12%)
Accounts Receivable	$ 39.3	$ 35.8	10%
Accounts Payable	$ 23.4	$ 26.6	12%
Working Capital	$ 76.5	$ 42.5	80%
• Cash increased $33.5 million from the fourth quarter of 2010, primarily reflecting $54.0 million proceeds from our equity raise and $22.1 million paid in cash for acquisitions during the quarter.
• Working capital increased $34.0 million compared to the end of 2010, including a $3.5 million increase in accounts receivable and a $7.5 million decrease in trade accounts payable.
• Inventory increased $2.8 million primarily related to timing of inventory purchases and customer deliveries.
($ in millions)
Working Capital

Company Confidential

Balance Sheet Management
Strong balance sheet coupled
with operating leverage allows us
to fund our strategic initiatives
No debt
Strong cash
balance
Quality receivables
Balanced
inventories
Managed payables

Company Confidential

($ millions)
* Net income is inclusive of the estimated fully-burdened tax rate in a range of 31-38% depending on the period.
- The company’s current NOLs of $65 million reduce the cash taxes to the portion relating to the non-U.S. obligations.
This target model is not intended to constitute financial guidance related to the company’s expected performance. It is based upon management’s current expectations concerning future events and trends and is necessarily subject to uncertainties.
Long-Term Target Operating Model

Company Confidential

Well-Positioned For the Long Term

May 3 2011
www.3dsystems.com NASDAQ:TDSC
Thank You